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                           SECTION 906 CERTIFICATION


                                 CERTIFICATION
          (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002)


In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 of Golf Host Resorts, Inc. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I R. Keith Wilt, Vice President & Treasurer of the Company, certify, that:

         1)       the Report fully complies with the requirements of Section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.


                                             /s/ R. Keith Wilt
                                             ----------------------------------
                                             Name:  R. Keith Wilt
                                             Title: Vice President & Treasurer
                                                    (Principal Financial
                                                    Officer)
                                             Date:  October 29, 2002